INTERNAUONAL NURSING SERVICES, INC.


                       AMENDED 1996 STOCK INCENTIVE PLAN
                       ---------------------------------


PURPOSE
-------

This Amended 1996 Stock Incentive Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of International Nursing Services, Inc., a Colorado corporation (the "Company"), and any present or future, 50% or more owned subsidiaries of the Company (individually a "Related Corporation" and collectively "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder that qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the "Code") (individually an "ISO" and collectively "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder that do not qualify as ISOs (individually a "Non-Qualified Option" and collectively "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereinafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean it parent corporation" and "subsidiary corporation", respectively, as those terms are (refined in Section 425 of the Code.

2.          ADMINISTRATION  OF  PLAN
            ------------------------

(a)          Board  or  Committee  Administration
             ------------------------------------

This Plan shall be administered solely by the Company's Board of Directors (the "Board") or by a Compensation Committee (the "Committee") consisting of not less than two (2) members of the Board, provided the members of the Board or such Committee members have not within one year prior to such Committee service received, or during such service receive, a grant or award of Stock Rights under this Plan or any other plan of the Company. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no
Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board, and subject to the terms of this Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 below to receive ISOS) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Section 3 below to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 below, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 7 below) the time or times when each Option shall become exercisable and the duration of the exercise period (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any; and (vi) interpret this Plan and prescribe and rescind rules and regulations relating to this Plan. If the Committee determines to issue a Non-Qualified Option, the Committee shall take whatever actions it deems necessary under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of this Plan or of any Stock Right granted under this Plan shall be final unless otherwise determined by the Board. The Committee may from time-to-time adopt such rules and regulations for carrying out this Plan as it may deem appropriate. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Stock Right granted under this Plan.

(b)          Committee  Actions
             ------------------

The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Except as otherwise provided by the Company's Bylaws, acts by a majority of the Committee, or acts reduced to or approved in writing by unanimous consent of the members of the Committee, shall be the valid acts of the Committee. From time-to-time the Board may increase the size of the Committee and appoint additional members thereof, may remove members (with or without cause) and may appoint new members in substitution therefor. fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer this Plan.

(c)          Grant  of  Stock  Rights  to  Board  Members
             --------------------------------------------

Stock Rights may be granted to members of the Board, but any such grant shall be made and approved in accordance with Section 2(d) below, if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to this Plan or (ii) have been granted Stock Rights, may vote on any matters affecting the administration of this Plan or the grant of any Stock Rights pursuant to this Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him or her of Stock Rights'.

     (d)          Compliance  with Federal and State Securities Laws and State
                  ------------------------------------------------------------
Corporate  Law
     ---------
Various restrictions apply to officers and directors and others who may be deemed insiders under federal and state securities laws and state corporate law. These laws impose certain restrictions on insiders. Any Stock Right granted to any director is subject to those restrictions. Holders of Stock Rights should consult with their le-al and tax advisors regarding the securities law, tax law, corporate law and other effects of transactions under this Plan. These restrictions relate to holding periods, alternative minimum tax calculations and other matters and should be clearly understood by the holders of Stock Rights. The granting of Stock Rights is subject to any applicable restrictions under state corporate law, including without limitation, restrictions applicable to conflicting interest transactions involving directors.

(e)          Purpose  and  Intent  of  Plan
             ------------------------------

     The purpose of this Plan is to advance the interest of the Company and its Related Corporations by stimulating the efforts of employees on behalf of the Company and Related Corporations, and heightening the desire of employees to continue employment with the Company and Related Corporations, assisting the Company and Related Corporations in competing effectively with other enterprises for the services of new employees necessary for the continued improvement of operations, and to attract and retain the best available personnel for service as directors to the Company and Related Corporations and for services as consultants to the Company and Related Corporations. This Plan is intended to be an "employee benefit plan" under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the
"1934 Act"). This Plan is also intended to be a "compensatory benefit plan" under Rule 701 promulgated under the Securities Act of 1933, as amended. Transactions under this Plan are intended to comply with Rule 16b-3) and Rule
701. To the extent any provisions of this Plan or any action by the Committee or the Board fails to comply with such Rules and to the extent any provisions of this Plan or any action by the Committee or the Board fails to comply with the requirements of the Code (for options intended to be ISOs hereunder), each such provisions) and action(s) shall be deemed to be null and void, to the extent permitted by applicable law and as deemed advisable by the Committee or the Board.

(f)          Shareholder  Approval
             ---------------------

Grants of incentive stock options hereunder shall be subject to shareholder approval of this Plan within twelve (12) months following the date this Plan is approved and adopted by the Board.

3.          ELIGIBLE  EMPLOYEES  AND  OTHERS
            --------------------------------

ISOs may be granted to any employee of the Company or any Related Corporation. Any officer or director of the Company who is not also an employee of the Company may not be granted ISOs under this Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not such person is also an employee of the Company) or to any consultant to the Company or to any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. The granting of a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify that individual or entity from, participation in any other grant of Stock Rights.

4.          STOCK
            -----

The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to the foregoing, the aggregate maximum number of shares of Common Stock that may be issued pursuant to this Plan is 3,000,000, subject to adjustment as provided below in this Section 4 and in Section 13. Any such shares may be issued as ISOS, Non-Qualified Options or Awards or to individuals or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under this Plan.

5.          GRANTING  OF  STOCK  RIGHTS
            ---------------------------

Stock Rights may be granted under this Plan at any time until ten (10) years after the date of the approval and adoption of this Plan by the Board. The date of grant of a Stock Right under this Plan will be the date specified by the Committee at the time it -rants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under this Plan into a Non-Qualified Option pursuant to Section 16 below.

6.          MINIMUM  OPTION  PRICE,  ISO  LIMITATIONS
            -----------------------------------------

(a)          Price  for  Non-Qualified  Options
             ----------------------------------
The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under this Plan shall in no event be less than the lesser of (i) the book value per share of the Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant or (ii) fifty percent (50%) of the fair market value per share of the Common Stock on the date of such grant. Subject to the foregoing sentence, the exercise price for Non-Qualified Options granted hereunder shall be determined by the Committee or the Board in its sole discretion, taking into account factors it deems relevant.

(b)          Price  for  ISO's
             -----------------
The exercise price per share specified in the agreement relating to each ISO granted under this Plan shall not be less than the fair market value per share of the Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (I IO %) of the fair market value per share of the Common Stock on the date of grant.

(c)          $100,000  Annual  Limitation  on  ISO's
             ---------------------------------------
Each eligible employee may be granted ISOs only to the extent that (in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation), such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner that would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of the Common Stock in that calendar year. Any options granted to an employee in excess of that amount will  be  granted  as  Non-Qualified  Options.

(d)          Awards  and  Purchases.
             ----------------------
Awards and Purchases under this Plan shall be made at prices equal to the fair in market value of the Common Stock on the date of such Award or Purchase. Fair market value shall be determined by the Committee or the Board in its sole discretion in accordance with Section 6(e) below. Shares of Common Stock may be issued in Award and Purchase transactions for any lawful consideration determined by the Committee or the Board in its sole discretion.

(e)          Determination  of  Fair  Market  Value
             --------------------------------------
If, at the time an Option is granted under this Plan, the Company's Common Stock is publicly-traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then-traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. However, if the Common Stock is not publicly-traded at the time an Option is granted under this Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee or the Board in its sole discretion, after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

7.          OPTION  DURATION.
            ----------------

Subject to earlier termination as provided in Sections 9 and 10 below, each Option shall expire on the date specified by the Committee or the Board, but not more than (i) ten (10) years and one (1) day from the date of grant in the case of Non-Qualified Options, (ii) ten (10) years from the date of grant in the case of ISOs generally and (iii) five (5) years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Related Corporation. Subject to earlier termination as provided in Sections 9 and 10 below, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to
Section  16  below.

8.          EXERCISE  OF  OPTIONS.
            ----------------------

Subject to the provisions of Sections 9 through 12 below, each Option granted under this Plan shall be exercisable as follows:

(a)          Vesting
             -------
The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee or Board may specify.

(b)          Full  Vesting  of  Installments
             -------------------------------
Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee or the Board.

(c)          Partial  Exercise
             -----------------
Each Option or installment may be exercised at any time or from time-to-time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)          Acceleration  of  Vesting
             -------------------------
The Committee or the Board shall have the right to accelerate the date of exercise of any installment of any Option; provided, however, that the Committee or the Board shall not, without the consent of the optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 16 below) if such acceleration would violate the annual vesting limitation contained in the Code, as described in Section 6,(c) above.

9.          TERMINATION  OF  EMPLOYMENT
            ---------------------------

If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as defined in Section 10 below, no further installments of such optionee's ISOs shall become exercisable, and such optionee's vested ISOs shall terminate after the passage of ninety (90) days from the date of termination of such optionee's employment, but in no event later than on their specified expiration date(s), except to the extent that such ISOs (or the unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 16 below. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee or the Board shall not be considered an interruption of employment under this Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under this Plan shall not be affected by any change of employment within or among the Company and any Related Corporations, so long, as the optionee continues to be an employee of the Company or any Related Corporation. Nothing, in this Plan shall be deemed to give any grantee of any Stock Right the right to be retained IN employment or other service by the Company or any Related Corporation for any period of time.

10.          DEATH;  DISABILITY
             ------------------

(a)          Death
             -----
If an ISO optionee ceases to be employed by the Company or any Related Corporation by reason of such optionee's death, any ISO of such optionee may be exercised, to the extent of the number of shares with respect to which the optionee could have exercised on the date of the optionee's death, by the optionee's estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the optionee's death.

(b)          Disability
             ----------
If an ISO optionee ceases to be employed by the Company or any Related Corporation by reason of disability, such optionee (or such optionee's custodian) shall have the right to exercise any ISO held by such optionee on the date of termination of employment, to the extent of the number of shares with respect to which the optionee could have exercised on that date, at any time prior to the earlier of the specified expiration date of the ISO or one year from the date of the termination of the optionee's employment. For purposes of this Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

11.          ASSIGNABILITY
             -------------

No Option or Derivative Security (as that term is defined in Rule 16b-3 under the 1934 Act) shall be assignable or transferable by the optionee except as permitted under Rule 16b-3 under the 1934 Act or by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by the optionee. No ISO shall be transferable except as permitted by the Code.

12.          TERMS  AND  CONDITIONS  OF  OPTIONS
             -----------------------------------

Options shall be evidenced by instruments (which need not be identical) in such form as the Committee or the Board may from time-to-time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 above and may contain such other provisions as the Committee or the Board deems advisable, which are not inconsistent with this Plan, including, without limitation, restrictions applicable to shares of the Company's Common Stock issuable upon exercise of Options. In granting Non-Qualified Options, the Committee or the Board may specify that Non-Qualified Options shall be subject to the restrictions set forth herein with respect to ISOS, or to such other termination. and cancellation provisions as the Committee or the Board may determine. The Committee or the Board may from time-to-time confer authority and responsibility on one or more of its members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time-to-time to carry out the terms of such instruments.

13.          ADJUSTMENTS
             -----------

Upon the occurrence of any of the following events, an optionee's rights with respect to Options -ranted to the optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company regarding such Option:

(a)          Stock  Dividends  and  Stock  Splits
             ------------------------------------
If the shares of the Company's Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b)          Merger;  Consolidation:  Sale  of  Assets
             -----------------------------------------
In the event of a consolidation, a merger iii which the Company is not the surviving entity, or the sale of all or substantially all of the Company's assets, the Committee or the Board may in its sole discretion accelerate the exerdisability of any or all outstanding Options so that such Options would be exercisable in full prior to the consummation of such consolidation, merger or asset sale at such times and on such conditions as the Committee or the Board shall determine, unless the successor entity, if any, assumes the outstanding Options or substitutes substantially equivalent options therefor.

(c)          Recapitalization  or  Reorganization
             ------------------------------------
In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 13(b) above) pursuant to which securities of the Company or of another entity are issued with respect to the outstanding shares of Common Stock, an optionee, upol exercising an Option, shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if the optionee had exercised the Option prior to such recapitalization or reorganization.

     (d)          Modification  of  ISO's
                  -----------------------
Notwithstanding  the  foregoing,  any  adjustments  made  pursuant to Sections
13(a), (b) or (c) above with respect to ISOs shall be made only after the Committee or the Board, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOS. If the Committee or the Board determines that such adjustments made with respect to ISOs would constitute a modification of such ISOS, it may refrain from making such adjustments.

(e)          Issuances  of  Securities
             -------------------------
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or of securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(f)          Fractional  Shares
             ------------------
No fractional shares shall be issued under this Plan and each optionee shall receive from the Company cash in lieu of such fractional shares.

(g)          Adjustments
             -----------
Upon the happening of any of the events described in Section 13(a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 above that are subject to Stock Rights that previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect the events described in such Sections. The Committee or Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2 above, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right hereunder receives shares or securities or cash in connection with a corporate transaction described in Sections 13(a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or Board.

14.          MEANS  OF  EXERCISING  STOCK  RIGHTS
             ------------------------------------

A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor in United States dollars in cash or by check. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his, her or its Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided in Section 13 above with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.          TERM  AND  AMENDMENT  OF  PLAN
             ------------------------------

This Plan was approved and adopted by the Board on November 24, 1995, subject (with respect to the validation of ISOs granted under this Plan) to approval of this Plan by the stockholders of the Company. If the approval of this Plan by the Company's stockholders is not obtained by November 24, 1996, any grants of ISOs under this Plan made prior to that date will be rescinded. This Plan shall expire on November 24, 1996, 2005 (except as to Options outstanding on that date). Subject to the provisions of Section 5 above, Stock Rights may be granted under this Plan prior to the date of stockholder approval of this Plan. The Board may terminate or amend this Plan in any respect at any time; provided, however, that the Board may not amend this Plan in any of the following respects without the approval of the Company's stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions: (a) if such stockholder approval is required by law, rule or regulation or otherwise deemed desirable by the Committee or the Board, the total number of shares that may be issued under this Plan may not be increased (except by adjustment pursuant to Section 13 above); (b) the provisions of Section 3 above regarding eligibility for grants of ISOs may not be modified; (c) the provisions of Section 6(b) above regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13 above); and
(d) the expiration date of this Plan may not be extended. Except as otherwise provided in this Section 15, in no event may action of the Board or the stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously -ranted to such grantee. The Committee or the Board may amend the terms of any Stock Right -ranted if such amendment is agreed to by the recipient of such Stock Right.

16.        CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISO'S
           -------------------------------------------------------------------

The Committee or the Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOS, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee or the Board (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee or the Board in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee or the Board takes appropriate action. The Committee or the Board, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

17.          APPLICATION  OF  FUNDS
             ----------------------

     The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under this Plan shall be used for general corporate purposes.

18.          GOVERNMENTAL  REGULATION
             ------------------------

The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19.          WITHHOLDING  OF  ADDITIONAL  INCOME  TAXES
             ------------------------------------------

Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as that term is defined in Section 20 below) or the vesting, of restricted Common Stock acquired upon the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such individual's gross income. The Committee or the Board in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

20.          NOTICE  TO  COMPANY  OF  DISQUALIFYING  DISPOSITION
             ---------------------------------------------------

Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any shares of the Company's Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including, any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO and (b) one (1) year after the date the employee acquired the Common Stock by exercising the ISO. If the employee dies before such shares of Common Stock are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.          GOVERNING  LAW;  CONSTRUCTION
             -----------------------------

The validity and construction of this Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Colorado, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.